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EXHIBIT 99.2

                ACCEPTANCE OF APPOINTMENT AS OFFICER AND DIRECTOR
                                       OF
                             ACCESSPOINT CORPORATION
                              A NEVADA CORPORATION

         I, William Lindberg, having been appointed a Director and President, Secretary and Treasurer of Accesspoint Corporation, a Nevada Corporation, do hereby accept said position effective as of the time of my appointment on August 15, 2005.

         Dated at Los Angeles, California, and made effective as of the 15th day of August, 2005.



                                            /s/ Wiliam Lindberg
                                            ---------------------------------
                                                 Wiliam Lindberg, Director
                                                           and
                                           President, Secretary and Treasurer